UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2024

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 15, 2024, Arbutus Biopharma Corporation (“Arbutus” or the “Company”) issued a press release announcing new data from its IM-PROVE I Phase 2a clinical trial (AB-729-201) showing that six doses of imdusiran, the Company’s RNAi therapeutic candidate, and 24 weeks of pegylated interferon alfa-2α (IFN), a standard-of-care immunomodulator, added to ongoing nucleos(t)ide analogue (NA) therapy, led to a functional cure rate of 50% (3/6) in HBeAg-negative patients with baseline HBsAg levels less than 1000 IU/mL, and an overall functional cure rate of 25% (3/12). Patients with HBsAg levels less than 1000 IU/mL represent a significant portion of the cHBV population. These data will be presented as a late-breaker poster presentation on November 18, 2024 at The American Association for the Study of Liver Diseases (AASLD) – The Liver Meeting® 2024. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

On November 15, 2024, Arbutus and Barinthus Biotherapeutics plc, issued a press release announcing new preliminary data from the Phase 2a IM-PROVE II clinical trial (AB-729-202) of people with chronic hepatitis B virus (cHBV) at the American Association for the Study of Liver Diseases (AASLD) – The Liver Meeting® 2024. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

On November 15, 2024, the Company posted an updated corporate presentation on its website at www.arbutusbio.com. A copy of the presentation is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 15, 2024
99.2	Press release dated November 15, 2024
99.3	Presentation dated November 15, 2024
104	Cover page interactive data file (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: November 15, 2024	By:	/s/ David C. Hastings
David C. Hastings
Chief Financial Officer